Exhibit 10.1

This document prepared by and

after recording return to:

Thomas H. Page

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

Reference Number of Lease Being Amended:

Document No. 4224763 recorded 9/20/06

Abbreviated Legal Description:

Portion of Section 22, T22N, R1E

Tax Parcel Number:

011308-000.0

013325-000.0

AMENDMENT TO MASTER LEASE AND MEMORANDUM OF LEASE

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

Facility No.:	WA-180

Property Address:	400 East 33rd Street
Vancouver, Washington
(Clark County)

AMENDMENT TO MASTER LEASE

AND MEMORANDUM OF LEASE

THIS AMENDMENT TO MASTER LEASE AND MEMORANDUM OF LEASE (hereinafter this “Amendment”) is dated as of the 16th day of January, 2009, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant heretofore entered into that certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001, that certain Master Lease Agreement dated December 12, 2001 and that certain Master Lease Combination Amendment and Agreement dated as of May 10, 2006 (collectively, the “Original Lease”), demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Original Premises”), and (ii) multiple other properties.

B. Memorandums of Lease (collectively, the “Memorandum”) relating to the Original Lease as it affects the Original Premises were heretofore filed for record in the office of the County Clerk for Clark County, Washington, respectively, on April 24, 2001 as document no. 3312704, on December 18, 2001 as document no. 3404304 and on September 20, 2006 as document no. 4224763.

C. Lessor and Tenant heretofore entered into that certain Second Amended and Restated Master Lease Agreement No. 1 (the “Amended and Restated Lease”) dated as of April 27, 2007, pursuant to which the Original Lease was amended and restated in its entirety.

D. Lessor and Tenant desire to amend the Memorandum and the Amended and Restated Lease with respect to the Original Premises, in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby amend the Memorandum and the Amended and Restated Lease as follows:

1. For all purposes of the Amended and Restated Lease and the Memorandum, effective as of the date of this Amendment, the legal description for the Original Premises shall be amended and restated in its entirety to read as set forth in Exhibit B attached hereto and made a part hereof (the “Revised Premises”).

2. In addition to the other properties demised pursuant to the Amended and Restated Lease, Lessor hereby leases to Tenant, and Tenant takes and leases from Lessor, the Revised Premises pursuant to the terms and conditions of the Amended and Restated Lease, provided, however, that, notwithstanding anything to the contrary contained in this Amendment, the Amended and Restated Lease or the Memorandum, (a) Lessor makes no representation or warranty with respect to its title to parcel 2 shown on Exhibit B or the condition of such title, (b) the Permitted Encumbrances relative to such parcel 2 shall include, without limitation, any and all covenants, conditions, easements, restrictions and other matters of record and, without limitation of the foregoing, Tenant acknowledges and agrees that a third party is currently, and has for some time been, in possession of such parcel 2, (c) Tenant acknowledges and agrees that, for some time prior to this Amendment, Tenant has paid real estate taxes and other expenses relating to such parcel 2 and that Tenant shall have no claim, and shall assert no claim, against Lessor for reimbursement of such expenditures or otherwise on account thereof, and (d) (i) Landlord may, but shall not be obligated to, elect to defend any lawsuit in which a claim to fee simple title to parcel 2 shown on Exhibit B, whether by adverse possession or otherwise, is asserted by the third party referenced in clause (b) above or its successors or assigns, (ii) if Landlord elects to defend any such claim, Landlord shall do so at its cost, and Tenant shall be obligated only to reasonably cooperate with Landlord in connection therewith, and (iii) if Landlord elects not to defend any such claim, Landlord releases Tenant from any obligation to defend any such claim.

3. Tenant shall have and hold the Revised Premises for a term that, unless sooner terminated as otherwise provided in the Amended and Restated Lease, shall expire on April 30, 2013. Thereafter, the term, as it relates to the Revised Premises, may be extended by Tenant for up to two (2) additional extended terms of five (5) years each, subject to the terms of the Amended and Restated Lease.

4. Lessor and Tenant agree that the party obligated to cause or pay for any maintenance, repair, replacements, alterations or improvements to the Revised Premises shall not permit any lien to be filed against the Revised Premises as a result of such activities. To the extent recognized by applicable law, no lien arising as a result of Tenant’s activities shall affect Lessor’s interest in the Revised Premises, and no lien arising as a result of Lessor’s activities shall affect or take priority over Tenant’s interest in the Revised Premises as created by the Amended and Restated Lease.

5. Lessor and Tenant acknowledge and agree that the Amended and Restated Lease relates to the Revised Premises and multiple other properties and that, as provided in the Amended and Restated Lease, the Amended and Restated Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Amended and Restated Lease.

6. This Amendment and any amendment hereto may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

7. Tenant has no present right or option to purchase the Revised Premises; provided, however, that a possible option to purchase the Revised Premises in favor of Tenant is available to Tenant upon the occurrence of certain defaults under the Amended and Restated Lease on the terms and subject to the conditions more specifically set forth in Section 16.12 of the Amended and Restated Lease. In any event any option to purchase in favor of Tenant relative to the Revised Premises shall expire upon the expiration or termination of the Amended and Restated Lease as it

2

applies to the Revised Premises, which date shall in all events occur not later than the expiration date of the Amended and Restated Lease as it relates to the Revised Premises (taking into account any extension options relative to the Revised Premises that are duly exercised by Tenant), as described in Paragraph 3 above.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Douglas Curnutte
Name:	Douglas Curnutte
Title:	Vice President of Facilities and Real Estate Development

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Douglas Curnutte
Name:	Douglas Curnutte
Title:	Vice President of Facilities and Real Estate Development

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
	)	ss
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of January, 2009, by Douglas Curnutte, as Vice President of Facilities and Real Estate Development of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of such corporation.

/s/ Jenny McGarry
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires: 2/16/2012

STATE OF KENTUCKY	)
	)	ss
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 13th day of January, 2009, by Douglas Curnutte, as Vice President of Facilities and Real Estate Development of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of such corporation.

/s/ Jenny McGarry
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires: 2/16/2012

STATE OF KENTUCKY	)
	)	ss
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this 16th day of January, 2009, by T. Richard Riney, as the Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, on behalf of such corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and on behalf of such limited partnership.

/s/ Terri Parker
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires: January 6, 2013

EXHIBIT A

The Original Premises

That certain portion of the Wm. Holstein Donation Land Claim, located in the Northeast quarter of Section 22, Township 2 North, Range 1 East of the Willamette Meridian in the County of Clark, State of Washington, described as follows:

BEGINNING at the Southwest corner of Block 12, NORTH COAST COMPANY ADDITION, as recorded in Volume “B” of Plats, page 019, Clark County plat records; thence South 1°01’09” West along the West line of said Addition 258.93 feet to the Northerly line of East 33rd Street; thence North 77°31’58” West along said Street 275.47 feet; thence North 1°01’09” East 203.44 feet; thence South 89°09’13” East 270.00 feet to the TRUE Point of Beginning.

EXHIBIT B

The Revised Premises

Parcel 1:

That certain portion of the Wm. Holstein Donation Land Claim, located in the Northeast quarter of Section 22, Township 2 North, Range 1 East of the Willamette Meridian in the County of Clark, State of Washington, described as follows:

BEGINNING at the Southwest corner of Block 12, NORTH COAST COMPANY ADDITION, as recorded in Volume “B” of Plats, page 019, Clark County plat records; thence South 1°01’09” West along the West line of said Addition 258.93 feet to the Northerly line of East 33rd Street; thence North 77°31’58” West along said Street 275.47 feet; thence North 1°01’09” East 203.44 feet; thence South 89°09’13” East 270.00 feet to the TRUE Point of Beginning.

Parcel 2:

Lot 6, Block 14, North Coast Company Addition, according to the plat thereof, recorded in Volume “B” of plats, page 19, records of Clark County, Washington.